UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2018

INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-34400 (Commission File Number)	98-0626632 (IRS Employer Identification No.)

170/175 Lakeview Dr. Airside Business Park Swords, Co. Dublin Ireland (Address of principal executive offices, including zip code)

+(353) (0) 18707400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On April 4, 2018, the Board of Directors of Ingersoll-Rand plc (the "Company") approved the Company’s Incentive Stock Plan of 2018 (the “2018 Plan”), subject to approval by the Company’s shareholders at the Annual General Meeting on June 7, 2018 (the "2018 Annual General Meeting"). The Company’s shareholders approved the 2018 Plan at the Annual General Meeting.
There are 23,000,000 shares subject to the 2018 Plan. The Compensation Committee of the Board (the “Compensation Committee”) will determine who receives awards, the types and amounts of awards and the terms and conditions of awards.
A more complete description of the material terms of the 2018 Plan can be found in Proposal No. 4 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2018 (the “Proxy Statement”).
On June 7, 2018, the Compensation Committee approved the form of equity award agreements filed as Exhibits 10.1, 10.2 and 10.3 pursuant to which directors and executive officers of the Company may receive equity awards under the 2018 Plan.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2018 Annual General Meeting, the Company’s shareholders:

(1)     elected all twelve of the Company’s nominees for director;

(2)     provided advisory approval of the compensation of the Company’s named executive officers;

(3)
approved the appointment of PricewaterhouseCoopers to serve as the Company’s independent auditors for the fiscal year ending December 31, 2018 and authorized the Audit Committee to set the auditors’ remuneration;

(4)	approved the Company's Incentive Stock Plan of 2018;

(5)	approved the renewal of the Directors’ existing authority to issue shares;

(6)	approved the renewal of the Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders; and

(7)	approved the determination of the price range at which the Company can reissue shares that it holds as treasury shares.

Proposals 1(a)-(l). Election of twelve (12) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non Vote
(a)	Kirk E. Arnold	191,179,532	1,869,588	748,445	18,464,355
(b)	Ann C. Berzin	188,422,059	4,727,337	648,169	18,464,355
(c)	John Bruton	189,989,880	3,022,112	785,573	18,464,355
(d)	Jared L. Cohon	189,963,381	3,106,508	727,676	18,464,355
(e)	Gary D. Forsee	184,215,537	8,837,482	744,546	18,464,355
(f)	Linda P. Hudson	190,625,319	2,339,853	832,393	18,464,355
(g)	Michael W. Lamach	184,101,829	7,044,153	2,651,583	18,464,355
(h)	Myles P. Lee	191,317,549	1,752,243	727,773	18,464,355
(i)	Karen B. Peetz	191,310,084	1,672,083	815,398	18,464,355
(j)	John P. Surma	190,029,222	3,012,855	755,488	18,464,355
(k)	Richard J. Swift	153,404,509	39,280,147	1,112,909	18,464,355
(l)	Tony L. White	185,497,324	7,573,092	727,149	18,464,355

Proposal 2. Advisory approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non Vote
180,436,733	12,085,270	1,275,562	18,464,355

Proposal 3. Appointment of PricewaterhouseCoopers as the independent auditors of the Company for the fiscal year ending December 31, 2018 and authorization of the Audit Committee to set the auditors’ remuneration:

For	Against	Abstain	Broker Non Vote
205,469,570	5,939,421	852,929	N/A

Proposal 4. Approval of the Company's Incentive Stock Plan of 2018:

For	Against	Abstain	Broker Non Vote
174,688,775	18,097,688	1,011,102	18,464,355

Proposal 5. Approval of the renewal of the Directors’ existing authority to issue shares:

For	Against	Abstain	Broker Non Vote
206,503,555	4,743,606	1,014,759	N/A

Proposal 6. Approval of the renewal of the Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders:

For	Against	Abstain	Broker Non Vote
206,286,966	4,189,706	1,785,248	N/A

Proposal 7. Determination of the price range at which the Company can reissue the shares that it holds as treasury shares:

For	Against	Abstain	Broker Non Vote
207,887,125	2,796,088	1,578,707	N/A

Item 9.01    Financial Statements and Exhibits.

Exhibit No.        Description
10.1            Form of Global Stock Option Award Agreement

10.2            Form of Global Restricted Stock Unit Award Agreement

10.3            Form of Global Performance Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Registrant)

Date: June 12, 2018        /s/ Evan M. Turtz
Evan M. Turtz
Secretary